Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AK

FORTY-FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-FIFTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

CSG at Customer’s request implemented a new system principal in Customer system **** ** *** ****** ******* ** **** (for purposes of this Amendment “New Prin”).  In addition to other functionality, this New Prin permitted Customer’s subscribers to initiate EFT payments as provided in Exhibit A-4(a) of the Agreement.

2.

Customer and CSG agree the ********* *** ******** ************* *** *** ******* ******* ********’* *** *********** *** *** ********* ** ******* ** *** ********** ******** ******* * ***** ** ***** ********* ********.  CSG and Customer agree the configuration has been completed as of the Effective Date, *** * ******* *** ****** ******* *** *** ******** ********* **************** ******* ** *** *** **** (for purposes of this Amendment “*** *******”).

3.	CSG and Customer wish to ****** *** *** ******* (for purposes of this Amendment “*** **********”) and agree as follows:

a)

** ******* *** *** *******, CSG agrees to ******* ******** **** ** ******* ****** ** *** ****** ** *** ******* ******-**** ******** ******* ($**********), to be provided by CSG ** **** ***** ************ ** ******-*** ******** *** ******* ***** ******* ($*********), commencing with ********’* **** ******* ******* following execution of this Amendment.

b)

Customer agrees CSG shall not ** *********** *** *** ************ ** ******* ****** ** ********’* *** *********** ** * ****** ** **** **** ** ******** ** ********’* *** *********** ******* ** *** *** ******* and therefore shall **** *** ******** **** *** **** ******.

c)	The Parties agree to ******* **** ***** **** *** ****** ********* **** *** *** ******* ** provided in Section 4 of this Amendment.

4.

The Parties agree that the *** ********** ***** *** ********* ** ********* ** ***** ** ********** ** ****** ***** ********* *** ******* ********** ** ******** * ******* * ** **** *********.  Therefore, in exchange for the consideration and mutual covenants provided in this Amendment, each Party agrees to ******* ******* *** ***** *****’* **** *** ******* ********** ******* ************* ********* ********** ************* ** **** ***** ********* ********** *** ******** ****** ********** ************** *** ******** **** *** ******* *** *** *** ****** ****** ** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* ************ *** ******* ********** ** ********* *** ** ** ******* ***** ** *** *** ** ** ***** ** *** ********* ****** ******** ** ******* ** *** **** ******* ** **** ** ***** ********* ***** ** *** ********* **** **** ***** *** ** *** *** ********  *** ********* ******** ***** *** ***** ** *** ******* ** **** ********** ** ******** ** ****** ************ ********** ** *** *** **********.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W Swieringa	By: /s/ Joseph T Ruble
Name: John W. Swieringa	Name: Joseph T Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP,CAO & General Counsel
Date: August 29, 2014	Date: 2 Sept 2014